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                                                                   EXHIBIT 10.44

                               LOCK-UP AGREEMENT


                                                               February __, 2000

CIBC WORLD MARKETS CORP.
SG COWEN SECURITIES CORPORATION
SOUNDVIEW TECHNOLOGY GROUP, INC.
  As Representatives of the several
  Underwriters named in Schedule I to
  the Underwriting Agreement referred to below
c/o CIBC World Markets Corp.
2420 Sand Hill Road, Suite 300
Menlo Park, California  94025

               Re:  Petopia.com, Inc. - Initial Public Offering
                    -------------------------------------------

Ladies and Gentlemen:

          The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Petopia.com, Inc., a Delaware corporation (the
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"Company"), providing for the initial public offering (the "Offering") by the
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several Underwriters named in Schedule I to the Underwriting Agreement (the

"Underwriters"), of Common Stock, $0.0001 par value (the "Common Stock"), of the
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Company.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

          In consideration of the Underwriters' agreement to purchase and make the Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Offering (the "Prospectus"), (1)
                                                          ----------
offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the
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Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common
Stock or such other securities, in cash or otherwise; provided, however, that clauses (1) and (2) above shall not apply to (a) options issued pursuant to the Company's employee stock option plans existing on the date of the Prospectus or the exercise of such options, and (b) gifts of the undersigned's shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, provided that any person that receives such gift delivers to the Underwriters an executed lock-up agreement substantially similar to this Lock-Up Agreement and in form and substance satisfactory to CIBC World Markets Corp. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any substantially similar securities of the Company, including but not limited to, any security convertible into or exercisable or exchangeable for Common Stock.

          In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

          The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

          The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.
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          THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                        Very truly yours,


                                        By:_____________________________________
                                           Name:
                                           Title:
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Accepted as of the date first
set forth above:

CIBC WORLD MARKETS CORP.

SG COWEN SECURITIES CORPORATION
SOUNDVIEW TECHNOLOGY GROUP, INC.
  Acting severally on behalf of themselves and the several Underwriters named in Schedule I to the Underwriting Agreement

By: CIBC WORLD MARKETS CORP.

By: ________________________________
    Name:
    Title: